Long Term Debt	12 Months Ended
Jun. 30, 2021
Debt Disclosure [Abstract]
Long term debt

Note 14 - Long term debt

In November 2017, Puhui Beijing entered into two loan agreements for an amount of approximately $1.5 million with two individuals, which mature in November 2020. The interest rate is 13.5% per annum. Twenty percent of the principal or approximately $0.3 million, is due in one year from the loan origination date upon request. As of June 30, 2020, approximately $0.3 million has been repaid and approximately $1.2 million is outstanding and scheduled to be repaid on November, 2020. The loan repayment date was extended to December 31, 2021 in October 2020 and the Company is negotiating with the lenders for an extension upon maturity

On January 30, 2019, the Company financed a vehicle with a three year loan for approximately $0.1 million. The Company paid a down payment of approximately $51,000, with monthly payments of approximately $2,000 due from February 2019 to January 2022, with an interest rate at 6% per annum. As of June 30, 2021, approximately $17,000 of loan principal remained outstanding.

Twelve months ending June 30,	Minimum loan payment
2022	$1,255,687
Total minimum payments required	$1,255,687

Interest expense for the years ended June 30, 2021, 2020 and 2019 amounted to $173,489 and $184,332 and $199,861 respectively.